Exhibit 10.47

Portions of this exhibit have been omitted because the information is both not material and is the type that the Company treats as private or confidential. The omissions have been indicated by bracketed asterisks (“[***]”).

Second Amendment to Contract No. T212206
by and between
Applied DNA and
The City University of New York

This Second Amendment to Contract No. T212206 (“Second Amendment”) is effective as of July 18, 2022 by and between Applied DNA Clinical Labs, LLC, located at 25 Health Sciences Drive, Suite 120, Stony Brook, New York 11790 (“Contractor” or “Company”) and The City University of New York, located at 205 East 42nd Street, New York, New York 10017 (“College” or “University” or “Client”).

WHEREAS, Contractor and CUNY are parties to Contract T212206 effective as of July 21, 2021 for the provision of COVID-19 testing and related services for the period of one year from July 21, 2022 through July 20, 2022.

WHEREAS, Contractor and CUNY are parties to First Amendment to Contract T212206 effective as of September 16, 2021 for Contractor to provide Additional Services (Contract T212206 and the First Amendment to Contract T212206 collectively known as the “Contract”) ;

WHEREAS, The COVID-19 public health emergency has required the University to take various actions to protect the health, safety, and welfare of the University’s faculty, staff, and students, due to the unprecedented nature of the pandemic and its impact on the mission of the University; and

WHEREAS, Given the potential of surges in cases from Omicron variants or other highly transmissible COVID-19 variants and the growing in-person presence of faculty, students, and staff on campus, the University has a demonstrated need of continued COVID-19 mitigation measures; and

WHEREAS, Surveillance testing of faculty, staff, student, and visitor populations who may have COVID-19 but may be asymptomatic continues to be a means of mitigating potential outbreaks of COVID-19 on college and university campuses; and

WHEREAS, With the return of faculty, staff, and students to campus, it is critical that the University continue to have services available for asymptomatic testing in order to protect the health, safety, and welfare of the campus community; and

WHEREAS, The University and Applied DNA Clinical Labs, LLC entered into a one-year contract effective July 20, 2021 for such surveillance testing services to all 25 University campuses and all University Offices, at a cost not to exceed [***]; and

WHEREAS, Applied DNA Clinical Labs, LLC has met the terms of the contract for such surveillance testing services to all 25 University campuses and all University Offices, at a cost that has not exceed[***].

Second Amendment to Contract No. T212206	July 18, 2022
Applied DNA and CUNY	Page 2 of 4

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made, Contractor and CUNY hereby agree to amend the Contract as follows:

I.

The term of the Contract is hereby extended for one year for the period from July 21, 2022 through July 20, 2023 and the Term of the Contract is July 21, 2021 through July 20, 2023. and to re-affirm as follows:

II.

The maximum amount payable to Contractor under the Contract during the Term shall not exceed [***] dollars (]***]), and CUNY shall not be required to pay to Contractor any sums in excess of such amount unless and until such amount shall have been increased by an amendment between the parties and approved by the Attorney General and the Office of the State Comptroller.

The parties hereby agree and affirm all other terms and conditions of the Contract as amended by the First Amendment.

(continued on following page)

Second Amendment to Contract No. T212206	July 18, 2022
Applied DNA and CUNY	Page 3 of 4

IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this First Amendment.

Applied DNA Clinical Labs, LLC
	EIN:	[***]
Instruction to Contractor:

Sign in the presence of a notary; have Certificate of Acknowledgment (next page) completed and signed.	By:	/s/ James A. Hayward
(signature of authorized representative)

		Name:	James A. Hayward
(print name of authorized representative)

		Title:	CEO
(print title of authorized representative)

AGENCY APPROVALS –Contract Number: C212206–Covid-19 Testing and Related Services

Approved as to Form		THE CITY UNIVERSITY OF NEW YORK

	/s/ Marina Ho/RH	By:	/s/ Derek Davis
	Office of the General Counsel The City University of New York		Derek Davis, General Counsel and Senior Vice Chancellor of Legal Affairs Its Duly Authorized Officer
Date:	7/19/2022
		Date:	7/19/2022

In addition to the acceptance of this Contract Amendment, the University certifies that original copies of this signature page will be attached to all exact copies of this Contract Amendment.

Contract Preparer’s Name and Signature:

Approved as to Form NEW YORK STATE ATTORNEY GENERAL N/A	Approved NEW YORK STATE COMPTROLLER N/A

Second Amendment to Contract No. T212206	July 18, 2022
Applied DNA and CUNY	Page 4 of 4

CERTIFICATE OF ACKNOWLEDGMENT OF THE CONTRACTOR – INDIVIDUAL,
CORPORATION, PARTNERSHIP, or LIMITED LIABILITY COMPANY:
STATE OF[***]               )

                                    ) ss:

COUNTY OF [***]           )

On the [***] day of [***] in the year 2022, before me, the undersigned, [***], personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that s/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument; and further that.

[Mark an X in the appropriate box and complete the accompanying statement.]

o	(If an individual): he executed the foregoing instrument in his/her name and on his/her own behalf.
o	(If a corporation): he is the of , the corporation described in said instrument; that, by authority of the Board of Directors of said corporation, he is authorized to execute the foregoing instrument on behalf of the corporation for purposes set forth therein; and that, pursuant to that authority, he executed the foregoing instrument in the name of and on behalf of said corporation as the act and deed of said corporation.
o	(If a partnership): he is the of , the partnership described in said instrument; that, by the terms of said partnership, he is authorized to execute the foregoing instrument on behalf of the partnership for purposes set forth therein; and that, pursuant to that authority, he executed the foregoing instrument in the name of and on behalf of said partnership as the act and deed of said partnership.
o	(If a limited liability company): he is a duly authorized member of LLC, the limited liability company described in said instrument; that he is authorized to execute the foregoing instrument on behalf of the limited liability company for purposes set forth therein; and that, pursuant to that authority, he executed the foregoing instrument in the name of and on behalf of said limited liability company as the act and deed of said limited liability company.

Notary Stamp

[***]	[***]
Notary Public or Commissioner of Deeds	Registration No.